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                                                                   EXHIBIT 10(b)


                              AMENDMENT NO. 2 TO
                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                   -----------------------------------------


          AMENDMENT NO. 2 (this "Amendment"), dated as of the 7th day of August, 1998, to that certain Amended and Restated Employment Agreement, dated as of June 30, 1992, as amended as of March 8, 1994 (the "Employment Agreement"), between Tommy Hilfiger U.S.A., Inc., a Delaware corporation (the "Company"), and Joel Horowitz ("Horowitz").

          WHEREAS, the parties wish to amend certain provisions of the Employment Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

          1. Section 1 of the Employment Agreement is hereby amended to read as follows:

               1.  Term.  The Company agrees to employ Horowitz, and Horowitz
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          agrees to serve the Company, for a term (the "Term") ending on March
          31, 2004.

          2. Section 4(a) of the Employment Agreement is hereby amended to read as follows:

               (a) During Horowitz's employment hereunder, the Company shall pay to Horowitz a base salary for the fiscal year ending March 31, 1993 at the rate of $350,000 per year, which amount shall be increased on April 1 of each subsequent year by a percentage equal to the average percentage salary increase for all employees of the Company (the "Base Amount"). In no event shall the Base Amount be reduced. The Base Amount shall be paid to Horowitz in twenty-four equal semi-monthly installments.

          3. Section 13 of the Employment Agreement is hereby amended by deleting the words "one year" in the second line thereof and substituting, in lieu thereof, the words "two years".

          4.   Conditions of Effectiveness.  This Amendment shall become
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effective, as of the date hereof, upon the approval by the shareholders of Tommy
Hilfiger Corporation of the renewal of the Tommy Hilfiger U.S.A., Inc. Supplemental Executive Incentive Compensation Plan for a term to expire no earlier than April 1, 2004.
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          5.   Entire Agreement; Amendment.  The Employment Agreement, as
               ---------------------------
amended by this Amendment, supersedes all prior agreements between the parties with respect to its subject matter, is intended (with the documents referred to herein and therein) as a complete and exclusive statement of the terms of the agreement between the parties with respect thereto and may be amended only by a writing signed by both parties hereto.

          6.  Waiver.  The execution, delivery and performance of this Amendment
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shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of either party under, the Employment Agreement.

          7.  Counterparts.  This Amendment may be executed in two or more
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counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

          8.  Captions.  The captions in this Amendment are for convenience of
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reference only and shall not be given any effect in the interpretation of this
Amendment.

          9.  Governing Law.  This Amendment shall be governed by the law of the
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State of New York, without regard to its conflict of laws principles.

          10.   References.  On an after the date hereof, each
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reference in the Employment Agreement to "this Agreement", "hereunder",
"hereof", "herein" or word of like import referring to the Employment Agreement, and each reference in any other document to the Employment Agreement, "thereunder", "thereof" or words of like import referring to the Employment Agreement shall mean and be a reference to the Employment Agreement as amended by this Amendment.

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          11.   Reaffirmation.  Except as specifically set forth herein, this
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Amendment shall not by implication or otherwise alter, modify, amend or in any other way affect any of the terms, conditions, obligations, covenants or agreements contained in the Employment Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



                         TOMMY HILFIGER U.S.A., INC.


                         By:  /s/ Benjamin M.T. Ng
                            ----------------------------------
                            Name:  Benjamin M.T. Ng
                            Title: Executive Vice President-
                                   Strategic Development


                              /s/ Joel Horowitz
                            ----------------------------------
                                  Joel Horowitz



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